UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2020

FRP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation)	001-36769 (Commission File Number)	47-2449198 (IRS Employer Identification No.)

200 W. FORSYTH STREET, 7TH FLOOR JACKSONVILLE, FLORIDA (Address of principal executive offices)	32202 (Zip Code)

(904) 858-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securities Holders.

On May 6, 2020, FRP Holdings, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). There were 9,821,435 shares of Company common stock entitled to be voted. Of this amount, 9,258,280 shares were represented in person or by proxy at the meeting. Voting results for each matter submitted to a vote at the 2020 Annual Meeting are set forth below:

1.	The shareholders voted to elect each of the six (6) director nominees to serve one-year terms:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John D. Baker II	7,887,249	48,179	1,322,852
Charles E. Commander III	7,882,955	52,473	1,322,852
H. W. Shad III	7,856,036	79,392	1,322,852
Martin E. Stein, Jr.	6,999,957	935,471	1,322,852
William H. Walton III	7,871,310	64,118	1,322,852
Margaret B. Wetherbee	5,807,482	2,127,946	1,322,852

2.	The appointment of Hancock Askew & Co., LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified by the shareholders:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
9,252,497	5,033	750	0

3.	The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
7,887,953	31,869	15,606	1,322,852

Item 7.01 Regulation FD Disclosure.

On May 6, 2020, the board of directors of the Company increased the existing stock repurchase authorization by an additional $10,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRP HOLDINGS, INC.

Registrant

Date: May 7, 2020                                                                    By: /s/ John D. Baker III

                                                                                                      John D. Baker III

                                                                                                          Chief Financial Officer